NUVEEN CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

SUPPLEMENT DATED SEPTEMBER 23, 2020

TO THE SUMMARY PROSPECTUS DATED JUNE 30, 2020

Nuveen California Intermediate Municipal Bond Fund will be liquidated after the close of business on November 20, 2020.

Effective October 23, 2020, the fund will stop accepting purchases from new investors. Existing shareholders may continue to purchase fund shares until November 6, 2020. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on November 20, 2020, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CAIS-0920P